Exhibit 99.2

 Creating Two Stand-Alone Companies  December 2, 2014

 Page *  This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things, the manner, tax-free nature and expected benefits associated with the proposed spin-off of certain of CSWC’s control assets into a new, independent, publicly traded company (“Industrial Co.”), the expected timing of the completion of the transaction and the business, financial condition and results of operations of CSWC, including the businesses of Industrial Co. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or words, phrases or similar expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of CSWC. There are a number of risks and uncertainties that could cause CSWC’s actual results to differ materially from the forward-looking statements included in this communication. These risks and uncertainties include, but are not limited to, risks relating to CSWC’s ability to obtain all necessary approvals to complete, and to otherwise complete, the proposed spin-off transaction and to achieve the expected benefits therefrom. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this communication. Other unknown or unpredictable factors could also have a material adverse effect on CSWC’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to CSWC and its business, see CSWC’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014 and subsequent filings with the Securities and Exchange Commission (the “SEC”). As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. CSWC does not assume any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.  Forward-Looking Statements

 Page *  Transaction Overview  Strategic Rationale  Industrial Co. will be a diversified industrial growth company and convert to a C Corp. which will enhance its financial / strategic flexibilityCSWC will remain an internally-managed business development company (BDC) and focus on lending opportunities to strong middle market companies in the Southwest and across the country; new investment opportunities supported by significant capital base          Structure  100% spin-off of certain control assets of CSWCTax-free transaction to CSWC shareholdersCSWC shareholders will receive shares of Industrial Co. pro rata for every CSWC share they own          Timing  Completion is expected by the end of the 3rd quarter 2015 (subject to certain conditions and approvals, including receipt of an order for exemptive relief from the SEC)Expect to file initial Form 10 in 2nd quarter 2015Investor roadshows organized closer to completion date      Create two publicly-traded companies to unlock shareholder value and increase focus

Organizational Structure



Today
Post Spin-Off
Shareholders
100%
Nasdaq-Listed
CSWC
capital southwest
Capital Southwest Venture Corp. ("CSVC")(1)
Capital Southwest Management Company ("CSMC")
Investments Plus Cash
Certain Control Assets
Distributed To CSWC Shareholders
Shareholders
100%
100%
Nasdaq-Listed
CSWC
capital southwest
CSVC(1)
CSMC
Remaining Investments Plus Cash
Industrial Co.
(Expected to be Listed on Nasdaq/NYSE)
Certain Control Assets
• The RectorSeal Corporation ("RectorSeal")
• Jet-Lube, Inc. ("Jet-Lube")
• The Whitmore Manufacturing Company ("Whitmore")

(1) Includes small business investment company ("SBIC") license capital southwest
Page 4

Industrial Co. and CSWC Snapshot

	Summary Business Description	Key Shareholder Benefits
Industrial Co. ***Headquarters:*** Dallas, TX ***CEO:*** Joe Armes	• Pure-play diversified industrial growth company • Well-established and scalable platforms • Deep domain expertise across core industries - industrial products and specialty chemicals • Exposure to high-growth Southwest markets with strong underlying economic trends • Proven acquisition expertise – 30 acquisitions since 1991	• Unlock shareholder value today • Provide greater transparency into financial performance of these attractive businesses and for more appropriate market valuation • Allow Industrial Co. to focus on organic growth efforts and continued strategic acquisition opportunities • Allow for more tax efficient movement of capital across companies to fund highest priority investment opportunities • Convert to C Corp. establishing permanence of the embedded gain
Capital Southwest Corporation ***Headquarters:*** Dallas, TX ***CEO:*** Bowen Diehl(1)	• Continue to operate as an internally-managed BDC, but with a clearly articulated strategy of primarily investing in debt securities in the middle market that will deliver a market-based dividend to shareholders • Seek limited equity exposure to grow NAV / share over time • Origination platform development in process • Focus on middle market companies in the Southwest and across the U.S. both sponsored and non-sponsored	• Create a path to unlock shareholder value over time • Construct investment portfolio with an attractive risk-adjusted yield to support a market-based dividend • Deliver to the market an appropriately sized asset in the BDC asset class

(1) Expected to be appointed by the Board of Directors

CSWC capital southwest
Page 5

 Page *  Industrial Co.’s Businesses  Manufactures specialty chemical products and control devices for plumbing, HVAC, electrical and industrial applications  x  Manufactures specialty lubricants and other products used in oil field and industrial applications  x  Manufactures high performance specialty lubricants for heavy equipment used in surface mining, railroads and other industriesManufactures lubrication equipment specifically for rail applications and lubrication-centric reliability solutions for a wide variety of industriesProduces water-based coatings for the automotive and primary metals industries

 Page *  Industrial Co. shareholders will be invested in a diversified industrial growth company that is expected to generate strong free cash flow while continuing to grow organically and through a strategic acquisition programFour key components of Industrial Co.’s vision and growth strategy:Organization of the business lines into industry verticalsSystematic application of best practices across business lines in areas such as strategy development, operating performance and measurement, capital investment optimization and corporate governancePursuit of strategic acquisitions that either build existing industry verticals or provide an entry into new, complementary industry verticals where best practices can enhance performanceEstablish a deep management team with significant relevant expertise  Industrial Co.’s Strategy & Vision

 Page *  CSWC will build an investment portfolio that generates attractive risk-adjusted returns and an investment yield adequate to support a market-based dividend which should allow CSWC to trade at or above net asset value (“NAV”) over timeCSWC intends to continue the company’s long legacy of actively investing in and supporting the acquisition and growth of middle market companies across the Southwest and the U.S.Efforts to expand origination platform currently underwaySpecifically, CSWC intends to invest in:Senior “unitranche” debtSecond lien and subordinated debtPreferred stock and common stock (alongside debt investments or through warrants in order to help facilitate NAV / share growth over time)Seek to actively support financial sponsors with capital for platform and add-on acquisitions, as well as entrepreneurs and other business owners with capital for growth and acquisitions  CSWC’s Strategy & Vision

Leadership Bios

Chairman of the Boards – Joe Armes

Industrial Co.

Chief Executive Officer – Joe Armes

- Joined Capital Southwest Corporation in 2013 as Chief Executive Officer and has over 20 years of experience in mergers, acquisitions, capital markets transactions and private equity
- Previously served as Chief Operating Officer of Hicks Holdings LLC, where he led the acquisition, management and disposition of a diverse portfolio of private equity investments across a broad range of industries
- Previously, he served as executive vice president and general counsel of Suiza Foods Corporation (now Dean Foods Company (NYSE: DF)) and vice president and general counsel of The Morningstar Group Inc. (NASDAQ: MSTR), and was an attorney at Weil, Gotshal & Manges
- BBA (Finance) and MBA from Baylor University, and a JD from Southern Methodist University

CSWC

Chief Executive Officer – Bowen Diehl(1)

- Joined Capital Southwest Corporation in 2014 as Senior Vice President and Chief Investment Officer to lead the firm's investment activities
- Almost 20 years of experience in the financial services, private equity and mezzanine lending industries at Chase Securities, Merrill Lynch and American Capital
- Most recently served as a Managing Director at American Capital, which he joined in 2001, closing debt and equity investments in 15 platform companies
- Transactions included investments in debt and equity securities (often both in same deal) representing over $1.1 billion of invested capital in a variety of industries
  - Served as co-head of the Sponsor Finance Group
  - Built and managed a team that at its peak represented 4 offices and over 15 professionals
- Bachelor of Engineering degree from Vanderbilt University and a MBA from The University of Texas at Austin

(1) Expected to be appointed by the Board of Directors

CSWC capital southwest

Page 9

Page *  Historical Stand-Alone Financial Results  Note: $ in millions; numbers are presented on a stand-alone basis as disclosed in CSWC’s most recent 10-KSource: Company filings

 Page *  This communication contains non-GAAP financial measures. These measures are included to facilitate meaningful comparisons of our results to those in prior periods and future periods and to allow a better evaluation of our operating performance, in management’s opinion. Our reference to non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided only to enhance investors overall understanding of our financial performance.EBITDA is a non-GAAP financial measure. EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization. The following tables reconcile net income to EBITDA for each of RectorSeal, Whitmore and Jet-Lube for the periods set forth in the table on the next page.  Use of Non-GAAP Financial Measures

 Page *  Use of Non-GAAP Financial Measures (Cont’d)  Note: $ in millions; numbers are presented on a stand-alone basis as disclosed in CSWC’s most recent 10-KSource: Company filings

 Page *  CSWC intends to file with the SEC a proxy statement in connection with the proposed spin-off transaction. The definitive proxy statement will be sent or given to CSWC shareholders and will contain important information about the proposed transaction and related matters. SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CSWC AND THE PROPOSED TRANSACTION. The proxy statement and other relevant materials (when they become available), and any other documents filed by CSWC with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement at CSWC’s website at www.capitalsouthwest.com by clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link or by contacting CSWC by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attn: Corporate Secretary, or by telephone at 972-233-8242.  Additional Information and Where to Find It

 Page *  CSWC and its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from CSWC shareholders in connection with the proposed transaction and may have direct or indirect interests in the proposed transaction. Information about CSWC’s directors and executive officers is set forth in CSWC’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on June 17, 2014, and its Annual Report on Form 10-K for the fiscal year ended March 31, 2014, which was filed with the SEC on June 3, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from CSWC by contacting Corporate Secretary by mail at Capital Southwest Corporation, 5400 Lyndon B. Johnson Freeway, Suite 1300, Dallas, Texas 75240, Attn: Corporate Secretary, by telephone at 972-233-8242, or by going to CSWC’s Investor Relations page on its corporate website at www.capitalsouthwest.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement that CSWC will file with the SEC.  Participants in the Solicitation